UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2023

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RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 478-7808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ruth V. Wilson did not to stand for re-election to the Board of Directors of RadNet, Inc. (the “Company”) at the Company’s Annual Meeting of Stockholders held on June 7, 2023 (the “Annual Meeting”). She has resigned her position as a member of the Board of Directors of the Company and any and all committees of the Board of Directors of the Company on which she serves, effective at the conclusion of the Annual Meeting. Her resignation is not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders considered and approved five proposals, each of which is described in more detail in the Company’s 2023 definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023 with a supplement as to Proposal 5, filed on May 24, 2023.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following six directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	40,685,745	3,318,064	7,462,276 (total)
Christine N. Gordon	39,242,456	4,761,353	7,462,276 (total)
Laura P. Jacobs	35,656,026	8,347,783	7,462,276 (total)
Lawrence L. Levitt	38,542,876	5,460,933	7,462,276 (total)
Gregory E. Spurlock	41,722,266	2,281,543	7,462,276 (total)
David L. Swartz	38,152,335	5,851,474	7,462,276 (total)

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was approved based on the following votes:

For	Against	Abstentions
48,741,132	2,661,915	63,038

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Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers disclosed in the Company’s 2023 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
38,588,086	5,318,535	97,188	7,462,276

Proposal 4

The non-binding advisory vote to approve the frequency of an advisory vote on the compensation of the Company’s Named Executive Officers was approved for every 1 Year based on the following votes:

1 Year	2 Years	3 Years	Abstentions
42,101,361	39,150	1,793,341	69,957

Proposal 5

The proposal to approve the amendment and restatement of the Company’s Equity Incentive Plan was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
38,450,655	5,024,379	528,775	7,462,276

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNET, INC.

Date: June 8, 2023	By:	/s/ David J. Katz
	Name:	David J. Katz
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

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